Allstate Life Insurance Company of New York
              Allstate Life of New York Variable Annuity Account II

                          Supplement to the Prospectus
                                Dated May 1, 1998

The Morgan Stanley Dean Witter Variable Investment Series (the "Fund") announced today that the shareholders of its Capital Appreciation Portfolio recently approved the combination of substantially all of that Portfolio's assets with those of the Fund's Equity Portfolio. The Fund expects the combination, which is subject to regulatory approval, to occur by the end of March 1999.

As a result of the combination of the Portfolios, the Capital Appreciation and Equity Sub-Accounts available under your Contract will both own shares of the Fund's Equity Portfolio. To avoid duplication and confusion, we intend to combine the Capital Appreciation Sub-Account into the Equity Sub-Account in conjunction with the combination of the Portfolios. When we combine the Sub-Accounts, you will receive an interest in the Equity Sub-Account equal in value to your interest in the Capital Appreciation Sub-Account at the time of the combination. Thereafter, we will no longer offer the Capital Appreciation Sub-Account as an investment option.


February 24, 1999